SIGNIFICANT ACCOUNTING POLICIES - Schedule of summarizes the activity in the allowance for credit losses related to accounts and notes receivable and other receivables from related parties (Detail) - CNY (¥)
¥ in Thousands
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
SIGNIFICANT ACCOUNTING POLICIES
Balance at beginning of the year	¥ 16,631	¥ 15,389
Current year provision	264	2,574
Reversals	(4,624)	(11)
Write off	(1,306)	(1,321)
Balance at end of the year	¥ 10,965	¥ 16,631